Exhibit 10.87
GUARANTEE

GUARANTEE, dated as of May 31, 2006, made by U-HAUL INTERNATIONAL, INC. and AMERCO (each, a “Guarantor” and collectively, the “Guarantors”), in favor of BTMU CAPITAL CORPORATION, as lender (the “Lender” and a “Lender Party”) and ORANGE TRUCK TRUST 2006, as collateral agent (the “Collateral Agent” and a “Lender Party” and, together with the Lender, the “Lender Parties”), parties to the Credit Agreement referred to below.

RECITALS

Pursuant to the Credit Agreement, dated as of May 31, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among U-HAUL SALES & LEASING CO., U-HAUL CO. OF ARIZONA and U-HAUL INTERNATIONAL, INC. (each, a “Borrower” and collectively, the “Borrowers”), the Guarantors, ORANGE TRUCK TRUST 2006, as Collateral Agent, and the Lender, the Lender has agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Note issued by the Borrowers thereunder. The Borrowers are members of an affiliated group of corporations that includes the Guarantors. The Borrowers and the Guarantors are engaged in related businesses, and the Guarantors will derive substantial direct and indirect benefit from the making of the Loans. It is a condition precedent to the obligation of the Lender to make the Loans to the Borrowers under the Credit Agreement that the Guarantors hereto shall have executed and delivered this Guarantee to the Lender Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and make the Loans to the Borrowers, under the Credit Agreement, the Guarantors hereby agree with the Lender Parties as follows:

Defined Terms.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

Guarantee.

The Guarantors hereby, unconditionally and irrevocably, jointly and severally, guarantee to the Lender Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of the Borrowers of their obligations under the Loan Documents, whether at stated maturity, by acceleration or otherwise.

Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantors hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Guarantors under applicable federal and state laws relating to the insolvency of debtors.

The Guarantors further agree to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by any Lender Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrowers, individually or collectively, may be free from any Obligations.

The Guarantors agree that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantors hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

No payment or payments made by any Borrower, the Guarantors, any other guarantor or any other Person or received or collected by any Lender Party from any Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantors in respect of the Obligations or payments received or collected from the Guarantors in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantors hereunder until the Obligations are paid in full and the Commitments are terminated.

The Guarantors agree that whenever, at any time, or from time to time, it shall make any payment to any Lender Party on account of its liability hereunder, it will notify such Lender Party in writing that such payment is made under this Guarantee for such purpose..

Right of Set-off. The Guarantors hereby irrevocably authorize each Lender Party at any time and from time to time without notice to the Guarantors, any such notice being expressly waived by the Guarantors, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender Party to or for the credit or the account of the Guarantors, or any part thereof in such amounts as such Lender Party may elect, against and on account of the obligations and liabilities of the Guarantors to such Lender Party hereunder and claims of every nature and description of such Lender Party against the Guarantors, in any currency, whether arising hereunder, under the Credit Agreement, the Note, any Loan Documents or otherwise, as such Lender Party may elect, whether or not such Lender Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender Party shall notify the Guarantors promptly of any such set-off and the application made by such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of any Lender Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which each Lender Party may have.

No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder or any set-off or application of funds of the Guarantors by any Lender Party, the Guarantors shall not be entitled to be subrogated to any of the rights of the Lender Party against the Borrowers or any other guarantor or any collateral security or guarantee or right of offset held by any Lender Party for the payment of the Obligations, nor shall the Guarantors seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other guarantor in respect of payments made by the Guarantors hereunder, until all amounts owing to the Lender Parties by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantors in trust for the Lender Parties, segregated from other funds of the Guarantors, and shall, forthwith upon receipt by the Guarantors, be turned over to the Lender Parties in the exact form received by the Guarantors (duly indorsed by the Guarantors to the Lender Parties, if required), to be applied against the Obligations, whether matured or unmatured, in such order as each Lender Party may determine.

Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, (a) any demand for payment of any of the Obligations made by any Lender Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender Parties, (c) the Credit Agreement, the Note and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender Parties may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by any Lender Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released by such Lender Party. Neither Lender Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantors, any Lender Party may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by such Lender Party to make any such demand or to collect any payments from the Borrowers or any such other guarantor or any release of an Borrower or such other guarantor shall not relieve the Guarantors of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Lender Party against the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Guarantee Absolute and Unconditional. The Guarantors waive (i) any and all notice of the creation, renewal, extension or accrual of any of the Obligations, (ii) notice or proof of reliance by any Lender Party upon this Guarantee and (iii) acceptance of this Guarantee by any Lender Party. Each of the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between the Borrowers and the Guarantors, on the one hand, and each Lender Party and the Borrowers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantors with respect to the Obligations. The Guarantors understand and agree that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Lender Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers against any Lender Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantors under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantors, any Lender Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the such Lender Party to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of such Lender Party against the Guarantors. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each of the Guarantors and its respective successors and assigns, and shall inure to the benefit of each Lender Party, and its respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantors under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers, individually or collectively, may be free from any Obligations.

Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Not Affected by Bankruptcy. Notwithstanding any modification, discharge or extension of the Obligations or any amendment, modification, stay or cure of each Lender Party’s rights which may occur in any bankruptcy or reorganization case or proceeding against any Borrower, whether permanent or temporary, and whether or not assented to by each Lender Party, each Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Obligations and discharge its other obligations in accordance with the terms of the Obligations and the terms of this Guarantee. Each Guarantor understands and acknowledges that, by virtue of this Guarantee, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to any or all Borrowers. Without in any way limiting the generality of the foregoing, any subsequent modification of the Obligations in any reorganization case concerning any Borrower shall not affect the obligation of the any Guarantor to pay and perform the Obligations in accordance with the original terms thereof.

Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to each Lender Party without set-off or counterclaim in U.S. Dollars at the office of each Lender Party specified in Section 12.01 of the Credit Agreement.

Notices. All notices, requests and demands to or upon each Lender Party or each Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

if to the Lender, at its address or transmission number for notices provided in Section 12.01 of the Credit Agreement;

if to the Collateral Agent, at its address or transmission number for notices provided in Section 12.01 of the Credit Agreement; and

if to the Guarantors, at their addresses or transmission number for notices set forth under their signatures below.

The Lender Parties and the Guarantors may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by any Lender Party relative to the subject matter hereof not reflected herein.

Amendments in Writing; No Waiver; Cumulative Remedies.

None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantors and the Lender Parties, provided that any provision of this Guarantee may be waived by the Lender Parties in a letter or agreement executed by the Lender Parties or by telex or facsimile transmission from the Lender Parties.

Each Lender Party shall not by any act (except by a written instrument pursuant to Section 13(a) hereof), of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Lender Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lender Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Lender Party would otherwise have on any future occasion.

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of each Lender Party and its successors and assigns.

GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantors at their addresses set forth under their signatures below or at such other addresses of which the Lender Parties shall have been notified pursuant hereto;

agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Acknowledgments. Each Guarantor hereby acknowledges that:

it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which each is a party;

no Lender Party has a fiduciary relationship with or a duty to the Guarantors arising out of or in connection with this Guarantee or any of the other Loan Documents to which it is a party, and the relationship between the Guarantors and the Borrowers on the one hand, and the Guarantors and each Lender Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among any Guarantor, any Borrower and each Lender Party.

WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

U-HAUL INTERNATIONAL, INC.

By: ______________________

Name:

Title:

Address for Notices:

2727 North Central Avenue

Phoenix, Arizona 85004

Tel: (775) 688-6300

Fax: (775) 688-6338

AMERCO

By: ______________________

Name:

Title:

Address for Notices:

1325 Airmotive Way, Ste. 100

Reno, Nevada 89502-3239

Tel: [(775) 688-6300]

Fax: [(775) 688-[____]]

Date: May __, 2006

ACCEPTED AND AGREED:

BTMU CAPITAL CORPORATION

By: ______________________
Name:
Title:

ORANGE TRUCK TRUST 2006

By: Wells Fargo Bank Northwest, National Association, solely as Trustee

By: ______________________
Name:
Title: